EXHIBIT 99.1


Written Statement of
Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350)


     The undersigned, the Chief Executive Officer and the Chief Financial Officer of Laboratory Corporation of America Holdings (the "Company"), each hereby certifies that, to his knowledge on the date hereof:

     (a) the Form 10-K of the Company for the Year Ended December 31, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                           By:/s/THOMAS P. MAC MAHON
                              --------------------------------
                                 Thomas P. Mac Mahon
                                 Chief Executive Officer
                                 March 28, 2003



                          By:/s/WESLEY R. ELINGBURG
                             ---------------------------------
                                Wesley R. Elingburg
                                Chief Financial Officer
                                March 28, 2003


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.